UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 26, 2022

Date of Report (Date of earliest event reported)

Lionheart III Corp

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41011	36-4981022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4218 NE 2nd Avenue, Miami, FL	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 573-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and one-half of one Redeemable Warrant	LIONU	The Nasdaq Capital Market LLC
Shares of Class A common stock included as part of the units	LION	The Nasdaq Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of the Class A common stock at an exercise price of $11.50	LIONW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On July 26, 2022, Lionheart III Corp, a Delaware corporation (“Lionheart”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “BCA”) and a scheme implementation deed (“SID”) by and among Lionheart, Security Matters Limited, a publicly traded company on the Australian Securities Exchange (“ASX”)(“SMX”), Empatan Public Limited Company, a public limited company incorporated in Ireland (“Parent”), and Aryeh Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

Business Combination Agreement

Subject to the terms and conditions set forth in the BCA, including the approval of Lionheart’s stockholders, the parties thereto will enter into a business combination transaction (the “Business Combination”), pursuant to which, among other things Merger Sub shall be merged with and into Lionheart with Lionheart continuing as a wholly owned subsidiary of Parent.

Scheme of Implementation Deed

Under the SID, SMX has agreed to propose a scheme of arrangement under Part 5.1 of the Corporations Act (“Scheme”) and capital reduction (“Capital Reduction”) which, if implemented, will result in all shares in SMX being cancelled in return for the issue of ordinary shares of Parent (“Parent Shares”), with Parent then being issued shares in SMX (“SMX Shares”) (resulting in SMX becoming a wholly owned subsidiary of Parent), subject to SMX shareholder approval, Australian court approval and the satisfaction of various conditions.

In addition, SMX has agreed to propose an option scheme of arrangement under Part 5.1 of the Corporations Act (“Option Scheme”) which, if implemented, will result in the SMX options held by participants in the Option Scheme being subject to a cashless exercise based on a Black-Scholes valuation, in exchange for SMX Shares. Under the Scheme those shares will be cancelled and such participants receiving Parent Shares on the basis of the Scheme consideration, subject to SMX option holder approval, Australian court approval and the satisfaction of various conditions.

Consideration

Subject to the terms and conditions set forth in the BCA and the SID, SMX shareholders will receive consideration the Scheme of 1 Parent Share per 10.2432 SMX shares having an implied value of $10.00 per Parent Share and Parent will become the holder of all of the issued shares in SMX and Lionheart, with SMX being delisted from the ASX.

Under the BCA, Merger Sub will merge with and into Lionheart, with Lionheart surviving the merger as a wholly owned subsidiary of Parent, with existing Lionheart stockholders and warrant holders receiving Parent Shares and warrants (“Parent Warrants”), as further described in the BCA, in exchange for their existing Lionheart shares and warrants, subject to Lionheart stockholder approval and the satisfaction of various other conditions.

Representations and Warranties

The BCA and SID, collectively, contain customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the BCA and the SID and their respective business operations and activities. The representations and warranties in the BCA and SID shall terminate and expire upon the occurrence of the closing of the transactions contemplated thereby Closing.

Covenants

The BCA and SID, collectively, contain customary covenants of the parties thereto, including: (a) the requirement to take all reasonable steps to consummate the Business Combination and the Scheme, (b) preparation and filing of a Registration Statement on Form F-4 with respect to the Parent Shares and Parent Warrants issuable in connection with the Business Combination, which Form F-4 will contain the proxy statement/prospectus for Lionheart stockholders (the “Proxy Statement/Prospectus”); (c) restrictions on the conduct of SMX’s and Lionheart’s respective businesses and (d) exclusivity provisions requiring (i) subject to certain exceptions, that each of SMX and Lionheart must ensure that neither it nor any of its representatives solicits, invites, facilitates, encourages or initiates enquiries, discussions or negotiations with any person concerning a SMX Competing Transaction (as defined in the SID) or Lionheart Competing Transaction (as defined in the SID), as the case may be.

Conditions to Closing

Consummation of the Business Combination is subject to conditions that are customary for a transaction of this type in the United States, including, among others: (a) there being no order, temporary restraining order, preliminary or permanent injunction, decree or ruling issued by a court of competent jurisdiction or governmental authority, enjoining, restraining or otherwise imposing a legal restraint on the consummation of the closing; (b) approval by Lionheart’s stockholders of certain proposals to be set forth in the Proxy Statement/Prospectus; (c) approval by SMX shareholders of the Scheme, (d) approval by an Australian court of the Scheme; (e) the Parent Shares and Parent Warrants to be issued pursuant to the BCA and the SID being approved for listing on the Nasdaq Capital Market; and (f) the Form F-4 containing the Proxy Statement/Prospectus being declared effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”).

Termination

The BCA and SID each include termination provisions.

The SID may be terminated under certain customary and limited circumstances prior to 8:00am on the Second Court Date (as defined in the SID), including: (a) by either party if the Scheme has not become Effective (as defined in the SID) on or before May 8, 2023 (the “End Date”); (b) by Lionheart if at any time prior to 8:00am on the Second Court Date any member of the SMX Board of Directors (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of the transaction or otherwise makes a public statement indicating that such director no longer supports the transaction or (ii) recommends, supports or endorses a SMX Competing Transaction, (c) by SMX if at any time prior to 8:00am on the Second Court Date any member of the Lionheart Board of Directors (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of certain proposals or otherwise makes a public statement indicating that such director no longer supports such proposals or (ii) recommends, supports or endorses a Lionheart Competing Transaction, (c) by Lionheart or SMX, on or prior to the Second Court Date, if the other party is in material breach of a term of the SID (other than a representation and warranty not being true) and such breach continues to exist 30 business days (or any shorter period ending on the Second Court Date) after notice thereof, (e) by SMX at any time prior to 8:00am on the Second Court Date if the SMX Board of Directors determinates, after giving effect to matching rights of Lionheart, that an SMX Competing Transaction is a SMX Superior Proposal (as defined in the SID), (f) under certain circumstances, when a condition to closing (including a condition regarding accuracy of each of SMX’s and Lionheart’s representations and warranties and the condition relating to approval of Lionheart stockholders ) is not satisfied, (h) if agreed in writing by Lionheart and SMX, and (g) if the BCA is terminated in accordance with its terms.

The BCA may be terminated under certain customary and limited circumstances prior to the Second Court Date, including (a) by mutual written consent of Lionheart and SMX, (b) by either Lionheart or SMX if the Effective Date has not occurred prior to the End Date, (c) by either Lionheart or SMX, as applicable, in each instance that a party is entitled to terminate the SID that is not otherwise addressed in the BCA, (d) by either Lionheart or SMX if Lionheart fails to obtain approval of certain proposals to be set forth in the Proxy Statement/Prospectus, (e) by either Lionheart or SMX if the SID has been terminated in accordance with its terms, (f) by Lionheart if SMX, Parent or Merger Sub has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by SMX, Parent or Merger Sub, Lionheart may not terminate the BCA pursuant to this provision for so long as SMX, Parent or Merger Sub continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by Lionheart to SMX and the End Date) or (g) by SMX if Lionheart has breached or failed to perform any of its covenants or agreements set forth in the BCA such that the condition requiring material compliance with covenants would not be satisfied (provided if such breach is curable by Lionheart, SMX may not terminate the BCA pursuant to this provision for so long as Lionheart continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured by the earlier of thirty (30) days after notice of such breach is provided by SMX to Lionheart and the End Date).

SMX is required to pay the Lionheart Break Fee (US$2,000,000) to Lionheart in certain circumstances, including: if during the Exclusivity Period (as defined in the SID) any SMX director: (i) fails to make, changes, withdraws or adversely modifies his or her recommendation in favor of the transaction or otherwise makes a public statement indicating that such director no longer supports the transaction or (ii) recommends, supports or endorses a SMX Competing Transaction, except in the case of (i) or (ii), in the event of the independent expert reporting that the transaction is not in the best interest of SMX shareholders, or where the SMX director is required to do so by a government authority; (iii) an SMX Competing Transaction (as defined in the SID) is announced before the Second Court Date and completes within 12 months after the date of the announcement, provided that where the SMX Competing Transaction involved the acquisition of interests in shares in SMX, interests in more than 50% of SMX shares must have been obtained and the transaction must be unconditional; (iv) Lionheart terminates the SID for material breach; or (v) failure of a condition precedent requiring SMX to secure cancellation agreements in respect of certain classes of options and convertible notes that it has on issue by 8.00 am on the Second Court Date. Lionheart is required to pay the SMX Break Fee (US$2,000,000) to SMX in certain circumstances including if during the Exclusivity Period any Lionheart director: (i) fails to make, changes, withdraws or adversely modifies his or her recommendation that Lionheart shareholders vote in favor of the Lionheart Proposals (as defined in the

SID) or otherwise makes a public statement indicating that such director no longer supports the Lionheart Proposals or (ii) recommends, supports or endorses a Lionheart Competing Transaction (as defined in the SID), except in the case of (i) or (ii), where the Lionheart director is required to do so by a government authority; (iii) or SMX terminates the SID for material breach. Subject to the payment of applicable termination fees under the SID, if the BCA is validly terminated, none of the parties will have any liability or any further obligation under the BCA with certain limited exceptions, including liability arising from willful and material breach or fraud.

Related Agreements

Lock-Up Agreements

Prior to the Second Court Date, certain shareholders will enter into lock-up agreements (each, a “Lock-up Agreement”) with the Parent pursuant to which, among other things, such shareholders will agree not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any Parent Shares beneficially owned by such shareholders immediately following the closing (the “Lock-Up”), subject to certain exceptions set forth in each Lock-up Agreement, including the ability of the shareholders to pledge any such Parent Shares in connection with securing financing or otherwise. Certain directors and officers of SMX and Lionheart will enter into Lock-up Agreements that terminate upon the earlier to occur of (a) fourteen months after the Closing Date and (b) if, subsequent to the Closing Date, the Parent consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Parent’s shareholders having the right to exchange their Parent Shares for cash, securities or other property, provided that 10% of the Parent Shares will not be subject to the Lock-Up and 25% of the Parent Shares that are subject to the Lock-Up will no longer be subject to the Lock-Up if the Parent Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date. Lionheart Equities, LLC, Lionheart’s sponsor, and its members (other than those members who enter into the fourteen month Lock-up Agreement referenced above) will enter into Lock-up Agreements that terminate upon the earlier to occur of (a) six months after the Closing Date and (b) if, subsequent to the Closing Date, the Parent consummates a liquidation, merger, stock exchange or other similar transaction which results in all of the Parent’s shareholders having the right to exchange their Parent Shares for cash, securities or other property provided that 10% of the Parent Shares will not be subject to the Lock-Up and 25% of the Parent Shares will no longer be subject to the Lock-Up if the Parent Shares trade at or above $12.50 per share for twenty (20) Nasdaq Stock Market trading days in any 30-day period commencing after the Closing Date.

Amended and Restated Sponsor Agreement

Lionheart entered into an amended and restated Sponsor Agreement (the “A&R Sponsor Agreement”) with Lionheart Equities, LLC (the “Sponsor”) and certain directors and officers of Lionheart (the “Insiders”) pursuant to which the Sponsor and Insiders have agreed to take, or not take, certain actions, including: (a) to vote any shares of common stock of Lionheart owned by it, him or her (all such shares of common stock, the “Covered Shares”) in favor of the Business Combination and each other related proposal related at the Lionheart stockholder meeting and any other special meeting of Lionheart’s stockholders called for the purpose of soliciting the approval of Lionheart’s stockholders in connection with the consummation of the Business Combination; (b) to vote the Covered Shares owned by it, him or her against any Lionheart Competing Transaction or change in the capitalization of Lionheart except as contemplated by the BCA, and (c) not redeem any Covered Shares owned by it, him or her for redemption in connection with such shareholder approval.

Registration Rights Agreement

The BCA contemplates that, prior to the Second Court Date, the Parent, the Sponsor, certain Lionheart stockholders, and certain SMX shareholders will enter into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) pursuant to which, among other things, the Parent will agree to undertake certain shelf registration obligations in accordance with the Securities Act, and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents.

Voting Agreement

Prior to the Second Court Date, the Parent and the Shareholders (as defined in the Voting Agreement) will enter into a Voting Agreement (the “Voting Agreement”) pursuant to which, among other things, during the Term (as defined in the Voting Agreement) the Parent and the Shareholders have agreed to take all such action within its power as may be necessary or appropriate (including the Parent nominating or appointing certain persons and the Shareholders voting or providing a written consent or proxy, if applicable, in each case with respect to ordinary shares of the Parent) such that the board of directors of the Parent (a) consists of seven (7) members as set forth in the Voting Agreement and (b) is divided into three classes of directors, with each class serving for staggered three year terms. The Voting Agreement also provides for certain board observer rights and director indemnification obligations.

A copy of the BCA, the SID, the forms of Lock-up Agreements, the A&R Sponsor Agreement, the A&R Registration Rights Agreement, and the form of Voting Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibits 2.1, 2.2, 10.1, 10.2, 10.3 and 10.4, respectively, and the foregoing description of the BCA, the SID, the Lock-up Agreement, the A&R Sponsor Agreement, the A&R Registration Rights Agreement, and the Voting Agreement is qualified in its entirety by reference thereto. The SID is available publicly at the ASX’s website at https://www.asx.com.au/asx/v2/statistics/announcements.do.

Item 7.01	Regulation FD Disclosure.

On July 26, 2022, Lionheart and SMX issued joint press releases announcing the execution of the BCA and SID. A copy of each press release, is furnished herewith as Exhibit 99.1 and Exhibit 99.2 and incorporated herein by reference.

Furnished herewith as Exhibit 99.3 and incorporated into this Item 7.01 by reference is an investor presentation that may be used by Lionheart to discuss the Business Combination and the other transactions contemplated by the BCA and SID.

The foregoing (including the information presented in Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, that is provided solely in connection with Regulation FD.

Important Information and Where to Find It

In connection with the potential business combination (the “proposed business combination”), a registration statement on Form F-4 (the “Form F-4”) is expected to be filed by Empatan Public Limited Company, a public limited company incorporated in Ireland with registered number 722009 (the “Parent”) with the U.S. Securities and Exchange Commission (the “SEC”). Upon the closing of the proposed business combination, it is expected that the Parent will be the ultimate parent of Lionheart III Corp (“Lionheart”) and Security Matters Limited (“SMX”). The Form F-4 will include a preliminary proxy statement / prospectus to be distributed to holders of Lionheart’s common stock in connection with Lionheart’s solicitation of proxies for the vote of its stockholders in connection with the proposed business combination and other matters as described in the Form F-4, as well as a prospectus relating to the offer and sale of securities to be issued in connection with the completion of the business combination. This document does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lionheart and SMX urge investors, stockholders, shareholders and other interested persons to read, when available, the Form F-4, including the proxy statement/prospectus included therein and the amendments thereto as well as any other documents filed with the SEC in connection with the proposed business combination as these materials will contain important information about SMX, Lionheart, the Parent and the proposed business combination. After the Form F-4 has been filed and declared effective, the definitive proxy statement/prospectus will be mailed to Lionheart’s stockholders as of the record date established for voting on the proposed business combination. Lionheart’s stockholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Lionheart III Corp, 4218 NE 2nd Avenue, Miami, Florida 33137.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED THEREIN.

Participants in the Solicitation of Proxies

This communication is not a solicitation of a proxy from any investor or securityholder. Lionheart, SMX, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of Lionheart’s stockholders in connection with the proposed business combination. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of Lionheart’s directors and executive officers in Lionheart’s Annual Report on Form 10-K filed with the SEC on April 14, 2022, and other reports filed with the SEC. Additional information regarding the participants will also be included in the Form F-4 that includes the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

No offer or offering of equity interests or securities of any kind is being made, conducted or extended at this time. This communication is for informational purposes only and does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, equity interests or securities of any kind or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended (“Securities Act”), or exemptions therefrom.

Forward-Looking Statements

This communication includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by Lionheart on April 14, 2022. Important factors, among others, that may affect actual results or outcomes include: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of SMX and Lionheart to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Lionheart or equity holders of SMX is not obtained; (iii) failure to realize the anticipated benefits of the proposed business combination; (iv) SMX’s limited operating history; (v) SMX’s ability to grow and manage its growth effectively; (vi) SMX’s ability to execute its business plan; (vii) SMX’s estimates of the size of the markets for its products; (viii) the rate and degree of market acceptance of SMX’s products; (ix) SMX’s ability to identify and integrate acquisitions; (x) SMX’s future investments in its technology and operations; (xi) potential litigation involving Lionheart or SMX or the validity or enforceability of SMX’s intellectual property; (xii) risks relating to the uncertainty of the projected financial information with respect to SMX; (xiii) the effects of competition on SMX’s business; (xiv) developments and changes in laws and regulations; (xv) the impact of significant investigative, regulatory or legal proceedings; (xvi) general economic and market conditions impacting demand for SMX’s products and services; (xvii) the amount of redemption requests made by Lionheart’s public stockholders; (xviii) the amount of cash available following any redemptions by Lionheart stockholders; (xix) the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; (xx) the ability of Lionheart or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; and such other risks and uncertainties as are discussed in the Lionheart’s annual report on Form 10-K filed with the SEC on April 14, 2022 and the proxy statement to be filed relating to the proposed business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. Lionheart expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Lionheart’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	US Press Release dated July 26, 2022

99.2	AUS Press Release dated July 26, 2022

99.3	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2022

LIONHEART III CORP

By:	/s/ Ophir Sternberg
Name:	Ophir Sternberg
Title:	Chairman, President and Chief Executive Officer